UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2009
CARVER BANCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-13007	13-3904174

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street New York, NY	10027-4512

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (718) 676-8940
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 16, 2009, Carver Bancorp, Inc. (the “Company”) issued a press release reporting financial results for the quarter and six months ended September 30, 2009, which is the second quarter of the Company’s fiscal year ending March 31, 2010. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference. The Company does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is filed as part of this report:
99.1	Press release entitled “CARVER BANCORP, INC. REPORTS SECOND QUARTER FISCAL YEAR 2010 EARNINGS”, dated November 16, 2009.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
DATE: November 19, 2009

BY:	/s/ Chris A. McFadden
Chris A. McFadden
Executive Vice President and Chief Financial Officer